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                                 EXHIBIT (c)(2)


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                           CERTIFICATE OF DESIGNATION

                                       of

                 SERIES N CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                       of

                           GEOTEK COMMUNICATIONS, INC.

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)




         Geotek Communications, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Restated Certificate of Incorporation, the Board of Directors hereby creates a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

         Series N Cumulative Convertible Preferred Stock:

                            I. Designation and Amount

         The designation of this series, which consists of fifty-five thousand (55,000) shares of Preferred Stock, is Series N Cumulative Convertible Preferred Stock (the "Series N Preferred Stock") and the stated value shall be one thousand dollars ($1000.00) per share (the "Stated Value"). The number of shares of the Series N Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that no such amendment shall reduce the number of shares of the Series N Preferred Stock to a number less


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than the aggregate number of shares of the Series N Preferred Stock then outstanding. Notwithstanding any other provision in this Certificate of Designation, the Corporation shall not be required to issue fractional shares of Series N Preferred Stock.

                                    II. Rank

         All Series N Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.01 per share (the "Common Stock"); (ii) junior to the Corporation's Series H Cumulative Convertible Preferred Stock, Series I Cumulative Convertible Preferred Stock (the "Series I Stock"), Series K Cumulative Convertible Preferred Stock, Series L Cumulative Convertible Preferred Stock and Series M Cumulative Convertible Preferred Stock and (iii) unless the holders of Series N Preferred Stock shall otherwise consent pursuant to Article VIII.B, prior to any other class or series of the Corporation's capital stock, both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                                 III. Dividends

                  A. The holders of shares of Series N Preferred Stock shall be entitled to receive dividends, payable in shares of Common Stock as set forth below, at the rate (the "Dividend Rate") of ten percent (10.0%) per annum, from and after the date of issuance of such shares, which dividends shall be payable (subject to the limitations contained in Article IX) in equal quarterly installments on March 31, June 30, September 30 and December 31 each year, commencing September 30, 1996 (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, being a "Dividend Payment Date"), to holders of record as they appear on the stock books on such record dates as are fixed by the Board of Directors, but only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. For purposes of calculation of such dividends, the Series N Preferred Stock shall be valued at the Stated Value. The Corporation shall pay such dividends by issuing to each holder shares of Common Stock that have an aggregate Market Value (as defined below) equal to the amount of the dividends payable to such holder on the applicable Dividend Payment Date. For purposes of this paragraph, the aggregate "Market Value" of the Common Stock with respect to any Dividend Payment Date shall mean the average of the Closing Prices (as defined in subparagraph (b) of Article VI.B) of the shares of Common Stock for the thirty (30) consecutive Trading Days (as defined in subparagraph (b) of Article VI.B) commencing forty-five (45) Trading Days prior to the Dividend Payment Date. Such dividends shall begin to accrue on outstanding shares of Series N Preferred Stock from the date of issuance and shall be deemed to accrue from day to day whether or not earned or declared until paid; provided, however, that dividends accrued or deemed to have accrued for any period longer or shorter than a three-month period between Dividend Payment Dates shall be computed based on the actual

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number of days elapsed in the period for which such dividends are payable.
Dividends on the Series N Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accrued and is payable or been deemed to have accrued and is payable through such date has not been paid in full, the amount of such unpaid dividends (the "Dividend Arrearage"), valued at the full such amount, shall accrue dividends at an annual rate equal to 15% per annum. Such dividends in respect of any Dividend Arrearage shall be deemed to accrue from day to day whether or not earned or declared until the Dividend Arrearage is paid, shall be calculated as of each successive Dividend Payment Date and shall constitute an additional Dividend Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accrued or that have been deemed to accrue shall include the amount, if any, of any Dividend Arrearage together with any dividends accrued or deemed to have accrued on such Dividend Arrearage pursuant to the immediately preceding two sentences. Dividends on account of any Dividend Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to holders of record on such date as may be fixed by the Board of Directors of the Corporation.

                  B. No dividends or other distributions, other than dividends or other distributions payable solely in shares of capital stock of the Corporation which are junior to the Series N Preferred Stock and liquidating distributions which are subject to the provisions of Article IV, shall be declared, paid or set aside for payment on, and no purchase, redemption or other acquisition shall be made of, any shares of capital stock of the Corporation (other than any class or series of Preferred Stock that, in accordance with Article II hereof, ranks senior to the Series N Preferred Stock), unless and until all accrued and unpaid dividends on the Series N Preferred Stock, including the full dividend for the then current quarterly dividend period and all outstanding Dividend Arrearages and accrued and unpaid dividends thereon, shall have been declared and paid or a sum sufficient for the payment thereof set aside for such purposes.

                  C. Any reference to "distribution" contained in this Article III shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  D. In the event any holder of Series N Preferred Stock shall be entitled to a fractional share of Common Stock on account of dividends on the Series N Preferred Stock, such fractional shares shall be disregarded and the number of shares of Common Stock issuable on account of such dividend shall be the next higher number of shares.

                  E. A holder of shares of Series N Preferred Stock shall not be entitled to receive any dividends or other distributions with respect to any share of Series N Preferred Stock except as provided herein and shall have no right to receive dividends with respect to any such

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share of Series N Preferred Stock (i) after a conversion of such share of Series
N Preferred Stock pursuant to Article VII or (ii) after any Mandatory Conversion Date with respect to such share of Series N Preferred Stock; provided, however, that dividends on such share of Series N Preferred Stock (other than a Dividend Arrearage converted into Common Stock pursuant to Article VI) shall accrue and be payable on such share of Series N Preferred Stock through and including any redemption thereof pursuant to Article V or conversion thereof pursuant to
Article VI or VII.

                           IV. Liquidation Preference

                  A. If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or make an assignment for the benefit of its creditors, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 60 consecutive days and, on account of any such event (a "Liquidation Event"), the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than any class or series of Preferred Stock that, in accordance with Article II hereof, ranks senior to the Series N Preferred Stock) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series N Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series N Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds legally available for distribution to the Series N Preferred Stock shall be distributed ratably among such shares.

                  B. Neither the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons nor the sale of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

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                  C. For purposes hereof, the "Liquidation Preference" with
respect to a share of the Series N Preferred Stock shall mean an amount equal to the unpaid dividends accrued or deemed to have accrued thereon to the date of final distribution to the holder thereof, whether or not declared, plus an amount equal to the Stated Value.

                                  V. Redemption

                  A. Subject to the limitations set forth in this Article V, in the event of a Change of Control (as defined in Article V.E), the Corporation shall redeem (the "Redemption") the shares of Series N Preferred Stock held by Electing Holders (as defined in Article V.B) in accordance with the provisions of this Article V. The Redemption shall be made as of a date (the "Redemption Date") specified by the Corporation not later than the later of (i) the date of the Change of Control; or (ii) 60 days after the Corporation first received written notice of the Change of Control. The redemption price payable upon a Redemption shall be paid in cash or shares of Common Stock (or, in the case of a Change of Control in which the Corporation is not the surviving entity, in the common equity of the successor entity) or a combination thereof, at the Corporation's option, in accordance with Article V.D and shall be in an amount per share of Series N Preferred Stock (the "Redemption Price") equal to the sum of (i) the Stated Value and (ii) an amount equal to all unpaid dividends accrued or deemed to have accrued with respect to such share of Series N Preferred Stock to the Redemption Date or the date of actual payment of the Redemption Price, whichever is later. If the Redemption Price is not paid in full within 30 days after the Redemption Date (unless such delay results from the need for approval or other action by governmental bodies or other Persons which approval or other action is sought by the Corporation with reasonable diligence any unpaid Redemption Price shall accrue interest at the greater of (x) 15% per annum or
(y) the interest rate per annum at which deposits in United States dollars are offered by the principal office of Citibank in London, England, to prime banks in the London interbank market at 11:00 a.m. (London time) during the period covered plus 6% per annum from the Redemption Date until the date of payment, and such interest shall be compounded daily and the Redemption Price shall be deemed to include all such accrued and unpaid interest.

                  B. Not more than 60 nor fewer than 15 Trading Days prior to the Redemption Date, notice by first class mail, postage prepaid, shall be sent to the holders of record of the shares of Series N Preferred Stock eligible to be redeemed, addressed to such stockholders at their last addresses as shown by the records of the Corporation. Such notice shall (i) notify such holders of their right to elect redemption, subject to the applicable provisions of this
Article V; (ii) state the amount and form or forms of consideration to be paid; and (iii) provide a summary of other relevant details of the transaction. The right of each holder to elect redemption shall terminate unless notice of such election from such holder is received by the Corporation not later

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than 10 Trading Days prior to the Redemption Date. Holders who elect redemption in accordance with the foregoing are referred to herein as the "Electing
Holders."

                  C. The Corporation shall, on or prior to the Redemption Date, but not earlier than 45 days prior to the Redemption Date, deposit with its transfer agent or other redemption agent in the United States selected by the Board of Directors, as a trust fund, cash and/or shares of Common Stock (or, in the case of a Change of Control in which the Corporation is not the surviving entity, common equity of the successor entity) sufficient in amount to pay the Redemption Price in full on all outstanding shares of Series N Preferred Stock held by Electing Holders with irrevocable instructions and authority to such transfer agent or other redemption agent to give or complete the notice of redemption thereof and to pay to the applicable holders (as evidenced by a list of such holders certified by an officer of the Corporation) the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment for such shares to their holders, and from and after the date of such deposit all rights of the holders of the shares of Series N Preferred Stock that are to be redeemed, as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price without interest or any dividends thereon, upon the surrender of their respective certificates, and except any right as provided in Article VI to convert their shares into Common Stock or other property or securities prior to the date fixed for redemption, shall cease and terminate. In case an Electing Holder of any shares of Series N Preferred Stock called for redemption shall not, within one year after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holder thereof and the sole right of such holder, with respect to shares to be redeemed, shall be as general creditors of the Corporation. To the extent that shares of Series N Preferred Stock called for redemption are converted into Common Stock (or other property or securities pursuant to Article VI hereof) prior to the date fixed for redemption, the amount deposited by the Corporation for the redemption of such shares shall immediately be returned to the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                  D. In the event that the Corporation exercises its option to pay the Redemption Price in whole or in part in shares of Common Stock, the number of shares of Common Stock to be issued per share of Series N Preferred Stock shall be determined by dividing the Redemption Price by the Market Value (as defined below) of a share of Common Stock. For purposes of this subparagraph, the "Market Value" of a share of Common Stock shall mean the average of the 20 highest Closing Prices of the shares of Common Stock during the period of 30 consecutive Trading Days ending on the Trading Day immediately prior to the Redemption Date. To the extent the Redemption Price in a Change of Control Redemption is paid in common equity of a

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successor entity, the amount of such common equity shall be determined by the
Board of Directors applying the principles of this Article V.D to the extent practicable.

                  E. Solely for purposes of this Article V, the following terms shall have the following meanings:

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock and any and all equity, beneficial or ownership interests in, or participations or other equivalents in, any partnership, association, joint venture or other business entity.

         "Change of Control" means an event or series of events by which (i) (A) any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange
Act), directly or indirectly, of more than 50% of the total voting power of the then outstanding Voting Stock of the Corporation or (B) the Corporation consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, if, immediately thereafter, the Persons who, immediately prior to such transaction, beneficially owned the Voting Stock of the Corporation, own, in the aggregate, less than 50% of the total voting power of the Voting Stock of the surviving or transferee Person; provided, however, that no Change of Control will be deemed to occur pursuant to this clause (i) (x) if the Person is a corporation with outstanding debt securities having a maturity at original issuance of at least one year and if such debt securities are rated Investment Grade by S&P or Moody's for a period of at least 90 consecutive days, beginning on the date of such event (which period will be extended up to 90 additional days for as long as the rating of such debt securities is under publicly announced consideration for possible downgrading by the applicable rating agency), or (y) if the Person is a corporation (1) that is not, and does not have any outstanding debt securities that are, rated by S&P, Moody's or any other rating agency of national standing at any time during a period of 90 consecutive days beginning on the date of such event (which period will be extended up to an additional 90 days for as long as any such rating agency has publicly announced that such corporation or debt thereof will be rated), unless after such date but during such period debt securities of such corporation having a maturity at original issuance of at least one year are rated Investment Grade by S&P or Moody's and remain so rated for the remainder of the period referred to in clause (x) above and (2) that, when determined as of the Trading Day immediately before the Trading Day immediately after the date of such event, has Total Common Equity of at least $10 billion (provided that, solely for the purpose of calculating Total Common Equity as of such later Trading Day, the average Closing Price of Common Stock of the such Person will be deemed to equal the Closing Price of such Common Stock on such later Trading Day, subject to the last sentence of the definition of "Total

                                       -7-

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Common Equity"); or (ii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any directors who are members of the Board of Directors on the date of the initial issuance of shares of Series N Preferred Stock and any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office.

         "Closing Price" shall have the meaning set forth in subparagraph (b) of
Article VI.B.

         "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Investment Grade" means a rating of at least BBB-, in the case of S&P, or Baa3, in the case of Moody's.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "S&P" means Standard & Poor's Corporation and its successors.

         "Trading Day" shall have the meaning set forth in subparagraph (b) of
Article VI.B.

         "Total Common Equity" of any Person means, as of any day of determination (and as modified for purposes of the definition of "Change of Control"), the product of (i) the aggregate number of outstanding primary shares of Common Stock of such Person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such Person) and (ii) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the Board of Directors of the Corporation in good faith and evidenced by a written opinion as to such value issued by an investment banking firm of recognized national standing.

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person.


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                   VI. Conversion at the Option of the Holder

                  A. Subject to all applicable state and federal laws, rules and regulations ("Applicable Law") and the limitations contained in Article IX, each holder of shares of Series N Preferred Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series N Preferred Stock into Common Stock as follows. Each share of Series N Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the sum of the Stated Value and the Dividend Arrearage, if any, with respect to such share through the date of conversion, but no later, by (ii) the then effective Conversion Price (as defined below). The "Conversion Price" initially shall be eleven dollars ($11.00) per share of Common Stock and shall be subject to adjustment from time to time as provided in connection with the antidilution adjustments set forth in Article VI.B.

                  B. The Conversion Price shall be subject to adjustment from time to time as follows:

                           (a) In case the Corporation shall (i) declare a
dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted so that the holder of any shares of Series N Preferred Stock surrendered for conversion after such time shall be entitled to receive the aggregate number of shares of Common Stock which the holder would have owned or been entitled to receive had such shares of Series N Preferred Stock been converted immediately prior to such record date or effective date and the resulting Common Stock had been subject to such dividend, distribution, subdivision or combination. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under subparagraphs (b) and (c) below. Such adjustment shall be made successively whenever any event specified above shall occur.

                           (b) In case the Corporation shall fix a record date
for the issuance of rights, options or warrants to all holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a Conversion Price per share) less than the average of the Closing Prices (as defined below) of the Common Stock for the twenty (20) consecutive Trading Days (as defined below) ending five (5) Trading Days prior to the record date (the "Conversion Average Closing Price"), the Conversion Price shall be adjusted immediately thereafter so that it shall

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equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of such Common Stock so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase on such record date at the Conversion Average Closing Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). Shares of Common Stock owned by or held for the account of the Corporation shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. In the event and to the extent that such rights, options, warrants or convertible securities are not so issued, the Conversion Price then in effect shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed. The "Closing Price" for each day shall be the last reported sales price regular way on that day or, in case no such reported sale takes place on such day, the reported closing bid price regular way, in either case as reported in the principal consolidated transaction reporting system for the principal United States national securities exchange or the Nasdaq Stock Market's National Market ("NASDAQ") on which the Common Stock is admitted to trading or listed, or if not so listed or admitted to trading, the last quoted bid price or, if not quoted, the average of the high bid and the low asked prices in the over-the-counter market as reported by NASDAQ or such other system then in use (reduced in each case to reflect any dividend for the period during which the Common Stock is traded on an ex-dividend basis). If the Common Stock is not publicly held or so listed or traded, the "Closing Price" shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Corporation. A "Trading Day" shall be any day on which the principal national securities exchange (or NASDAQ) on which the Common Stock is admitted to trading or listed is open or, if the Common Stock is not so admitted to trading or so listed, any day except Saturday, Sunday, a legal holiday or any day on which banking institutions in the City of New York are obligated or authorized to close.

                           (c) The Conversion Price of shares of Series N
Preferred Stock shall be adjusted in the event that the Corporation shall fix a record date for the making of a distribution to all holders of shares of Common Stock of (i) shares of any class of capital stock other than Common Stock, (ii) evidences of its indebtedness, (iii) assets (excluding regular cash dividends at rates in effect from time to time, and excluding dividends or distributions referred to in subparagraph (a) above) or (iv) rights, options or warrants (excluding those referred to in subparagraph (b) above). In such case, the Conversion Price in effect immediately thereafter shall be determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding

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on such record date multiplied by the average of the Closing Prices of the
Common Stock for the twenty (20) consecutive Trading Days ending five (5) Trading Days prior to such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Corporation) of said shares or evidences of indebtedness or assets or rights, options or warrants so distributed, and the denominator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by the average of the Closing Prices of the Common Stock for the twenty (20) consecutive Trading Days ending five (5) Trading Days prior to such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

                           (d) In any case in which this Article VI.B shall
require that an adjustment become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event by (i) issuing to the holder of any shares of Series N Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Article VI.C; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's rights to receive such additional shares of Common Stock and such cash, upon the occurrence of the event requiring such adjustment.

                           (e) All calculations under this Article VI.B shall be
made to the nearest cent or to the nearest one one-hundredth of a share of Common Stock as the case may be.

                  C. No fractional shares of Common Stock or other securities, if any, or scrip representing fractional shares of Common Stock or other securities, if any, shall be issued upon the conversion of any share or shares of Series N Preferred Stock. If the conversion of a share or shares of Series N Preferred Stock results in a fraction of Common Stock or other securities, an amount equal to such fraction multiplied by the Closing Price of the Common Stock or other securities, if any, on the Trading Day prior to the conversion shall be paid to such holder in cash by the Corporation. The "Closing Price" for other securities shall be determined in the same manner and with the same effect as the "Closing Price" for the Common Stock as defined in Article VI.B.(b).

                  D. The right of the holders of shares of Series N Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the registered holder of the shares of the Series N Preferred Stock being converted.

                  E. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series N Preferred Stock outstanding at the then current Conversion Price and to provide for the payment of dividends payable thereon during the present and following year at the then current Market Price shall at all times be reserved by the Corporation, free from preemptive rights, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series N Preferred Stock shall be convertible at the then current Conversion Price, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series N Preferred Stock on the new basis and for the payment of dividends to the extent set forth above.

                  F. In case of (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its outstanding capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall in each such case make appropriate provision or cause appropriate provision to be made so that the holders of shares of Series N Preferred Stock then outstanding shall have the right thereafter to convert each such share of Series N Preferred Stock into the kind and amount of other securities and property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which each such share of Series N Preferred Stock might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. To the extent that as a result of any such reclassification, consolidation, merger, sale, transfer or share exchange the Series N Preferred Stock becomes convertible into a new common stock of the Corporation or the common stock of any other corporation involved in a merger with the Corporation, the Corporation shall make appropriate provision or cause appropriate provision to be made so that the Conversion Price with respect to such new common stock shall be subject to further adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common

Stock contained in this Article VI. If in connection with any such reclassification, consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive alternative forms of consideration upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series N Preferred Stock upon conversion thereof the shares of capital stock or other securities or property receivable by a holder of Common Stock who failed to make an election with respect to the form of consideration receivable in such transaction. The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  G. Upon the surrender of certificates representing shares of Series N Preferred Stock in accordance with the terms hereof, the person converting shall be deemed to be the holder of record at such time of the shares of Common Stock and other securities or property issuable on such conversion and all rights with respect to the shares of Series N Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion. Except as otherwise provided in Article VI.B, no adjustment in the Conversion Price shall be made at the time of conversion in respect of distributions or dividends theretofore declared and paid or payable on the Common Stock.

                  H. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series N Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series N Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series N Preferred Stock.

                            VII. Mandatory Conversion

         From and after that date which is twenty-four (24) months following the issuance of the Series N Preferred Stock, the Company may, in its sole discretion, require the conversion of all, but not less than all, of the then outstanding Series N Preferred Stock on a Mandatory Conversion Date following a Mandatory Conversion Calculation Period. "Mandatory Conversion Calculation Period" shall be any period during which for twenty consecutive Trading Days, the Closing Price of the Common Stock equaled or exceeded the Mandatory Conversion Price. The initial Mandatory Conversion Price shall be equal to seventeen dollars and seventy-five cents ($17.75). The Mandatory Conversion Price shall be subject to equitable adjustment in accordance with the antidilution provisions set forth in Article VI.B and Article VI.F to the same extent as the Conversion Price is subject to adjustment. At any time during the ten (10) Business Day period immediately following the conclusion of a Mandatory Conversion Calculation Period in respect of which the Company determines to convert the Series N Preferred Stock pursuant to this Article VII, the Company shall cause to be mailed to all holders of Series N Preferred Stock at their last address reflected on the Company's books and records a notice notifying such holders that the Company has exercised its conversion right pursuant to this Article VII. Such notice shall set forth the date fixed for such conversion (the "Mandatory Conversion Date"), which shall be a date not less than ten (10) nor more than thirty (30) Business Days following the conclusion of such Mandatory Conversion Calculation Period, the applicable conversion price and the procedures applicable to such conversion (as may reasonably be determined by the Company; provided, however, that a holder of Series N Preferred Stock may, by providing written notice of such election to the Corporation at least five (5) business days prior to the Mandatory Conversion Date, delay a Mandatory Conversion Date with respect to any of its shares of Series N Preferred Stock if the Common Stock issuable upon conversion of and in respect to dividends on such Series N Preferred Stock is not, and until such date as the Common Stock issuable upon conversion of and in respect to dividends on such Series N Preferred Stock is, either (i) registered for resale under the Securities Act of 1933, as amended (the "Securities Act") or (ii) permitted to be sold pursuant to Rule 144 under the Securities Act and, with respect to any nonaffiliate of the Corporation, without any restriction applicable to such holder as to the number of shares of such Common Stock which can be sold pursuant to such rule. In the event of any delay of a Mandatory Conversion Date pursuant to the proviso contained in the immediately preceding sentence, the Corporation may not cause a mandatory redemption of the Series N Preferred Stock under this Article VII until the occurrence of an additional Mandatory Conversion Period and then only if the Company again complies with the terms of this Article VII.

                               VIII. Voting Rights

         In addition to any voting rights provided by law, the holders of shares of Series N Preferred Stock shall have the following rights:

                  A. So long as the Series N Preferred Stock is outstanding, each share of Series N Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of the capital stock of the Corporation into which such share of Series N Preferred Stock is convertible, voting together as a single class with the other shares entitled to vote, at all meetings of the stockholders of the Corporation. With respect to any such vote, each share of Series N Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of capital stock of the Corporation into which such share of Series N Preferred Stock is convertible on the record date for such vote.

                  B. The affirmative vote of the holders of at least sixty-six and two-thirds percent (662/3%) of the voting power represented by the outstanding shares of Series N Preferred Stock, voting separately as a single class, shall be necessary to (i) increase the authorized number of shares of, or issue beyond the number of shares issued in that certain offering of Series N Preferred Stock to close on or about June 20, 1996 (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of, Series N Preferred Stock, (ii) authorize, adopt or approve an amendment to the Restated Certificate of Incorporation of the Corporation that would either (A) increase or decrease the aggregate number (or par value) of authorized shares of Series N Preferred Stock, (B) alter or change the powers, preferences or special rights of any shares of capital stock so as to affect the shares of Series N Preferred Stock adversely or (C) increase the rate or period of time at or for which dividends accrue on the Corporation's Series H Cumulative Convertible Preferred Stock, (iii) allow the Corporation to purchase any shares of Series N Preferred Stock when dividends on the Series N Preferred Stock are in arrears, or (iv) issue any shares of capital stock of the Corporation which is senior to the Series N Preferred Stock (either as to dividends or upon liquidation) (other than shares of the Corporation's Series L Cumulative Convertible Preferred Stock in order to pay dividends on the Series L Cumulative Convertible Preferred Stock pursuant to Article III.B of the Certificate of Designation for such preferred stock). The affirmative vote of holders of at least 662/3% of the voting power represented by the outstanding shares of Series N Preferred Stock, voting separately as a class, shall be necessary to issue any additional shares of Series N Preferred Stock.

                  C. If on any date, (i) dividends or distributions payable on the Series N Preferred Stock shall have been in arrears and not paid in full with respect to two Dividend Payment Dates, or (ii) the Corporation shall have failed to satisfy its obligation to redeem shares of Series N Preferred Stock pursuant to Article V, then the number of directors constituting the Board of Directors shall, without further action, be increased by one and the holders of shares of Series N Preferred Stock shall have, in addition to the other voting rights as set forth herein, the exclusive right, voting separately as a single class, to elect the director of the Corporation to fill such newly created directorship, the remaining directors of the Corporation to be elected by the other classes of stock entitled to vote therefor (including the Series N Preferred Stock in accordance with Article VIII.A), at each meeting of stockholders held for the purpose of electing directors. Such additional director shall continue as a director and such additional voting rights shall continue until such time as (A) all dividends payable on the Series N Preferred Stock shall have been paid in full and (B) any redemption obligation provided in
Article V which has become due shall have been satisfied or all necessary funds shall have been set aside for payment, as the case may be, at which time such additional director shall cease to be a director and such additional voting rights of the holders of Series N Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

                  D. (i) The rights of holders of shares of Series N Preferred Stock to take any actions as provided in Paragraphs B and C of this Article VIII may be exercised at any annual meeting of stockholders or any special meeting of stockholders or holders of Series N Preferred Stock held for such purposes as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares of Series N Preferred Stock required to take such action.

         So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of the Corporation may call, and upon the written request addressed to the Secretary of the Corporation at the principal office of the Corporation of holders of record of twenty percent (20%) of the voting power represented by the outstanding shares of Series N Preferred Stock, shall call a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within thirty (30) days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws of the Corporation for the holding of meetings of stockholders.

                           (ii) At each meeting of stockholders at which the
holders of shares of Series N Preferred Stock shall have the right, voting separately as a single class, to elect a director of the Corporation as provided in this Article VIII or to take any action, the presence in person or by proxy of the holders of record of one-third of the voting power represented by the total number of shares of Series N Preferred Stock voting separately as a single class then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                           (A) the absence of a quorum of the holders of shares of Series N Preferred Stock shall not prevent the election of directors, other than any director to be elected by the holders of Series N Preferred Stock and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of a director to be elected by the holders of shares of Series N Preferred Stock or the taking of any action as provided in this Article VIII; and

                           (B) in the absence of a quorum of the holders of shares of Series N Preferred Stock, the holders of a majority of the voting power represented by such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series N Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

         For the taking of any action as provided in Paragraphs B and C of this
Section VIII by the holders of shares of Series N Preferred Stock, each such holder shall have the right to cast such number of votes as may be cast by the holder of the number of shares of Common Stock into which such Series N Preferred Stock is convertible as of any record date fixed for such purpose or, if no such date is fixed, at the close of business on the Trading Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Trading Day next preceding the day on which the meeting is held.

                  E. Any director elected by the holders of shares of Series N Preferred Stock, as provided in Paragraph C of this Article VIII shall, unless his term shall expire earlier or be terminated in accordance with such Article VIII.C, hold office until the annual meeting of stockholders next succeeding his election or until his successor, if any, is elected and qualified.

                           In case any vacancy shall occur with respect to the
director elected by the holders of shares of Series N Preferred Stock, as provided in Article VIII.C, such vacancy may be filled for the unexpired portion of the term by vote of the holders of Series N Preferred Stock then outstanding and entitled to vote for such directors, acting by written consent as herein provided, or at a special meeting of such holders called as provided herein.

                           Any director elected by the holders of shares of
Series N Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent of the holders of at least a majority of the voting power represented by the outstanding shares of Series N Preferred Stock. A special meeting of the holders of shares of Series N Preferred Stock may be called in accordance with the procedures set forth in subparagraph (i) of this Article VIII.E.

                  F. Except as otherwise required by law, the holders of shares of Series N Preferred Stock shall have no voting rights except as set forth in this Article VIII.


                             IX. Withholding Taxes.

                  A. In the case of any holder of shares of Series N Preferred Stock that is a Foreign Person (as defined below), such Foreign Person shall, no later than one (1) business day prior to payment of any distribution in respect of the Series N Preferred Stock payable in Common Stock, including without limitation, dividends payable in Common Stock pursuant to Article III, deposit (the "Initial Deposit") with the Corporation an amount of cash sufficient to enable the Corporation to satisfy its withholding tax obligations (if any) (the "Withholding Tax") with respect to any such distribution; provided, however, that the provisions of this Article IX shall not apply to, and the Corporation shall be solely responsible for the payment of, any Withholding

Tax with respect to dividends related to the fiscal year ended 1996. The amount of the Initial Deposit shall equal the amount that would be necessary to enable the Corporation to satisfy its withholding obligation at the applicable statutory withholding rate (or at a reduced withholding rate if the Corporation has received from such Foreign Person such certificates, documents or other evidence satisfactory to it or as otherwise may be required under the Internal Revenue Code of 1986, as amended, or treasury regulations promulgated thereunder, establishing that such distributions either are not subject to United States Federal withholding tax or are subject to tax at a rate reduced by an appropriate tax treaty (such evidence is collectively referred to herein as "Reduced Withholding Evidence")) as if the Common Stock being so distributed were valued at the Closing Price for such Common Stock on the third business day (the "Initial Deposit Notification Date") immediately preceding the scheduled date for the distribution to which such Withholding Tax relates. Prior to the Initial Deposit Notification Date with respect to a distribution, the Corporation shall notify each holder that is a Foreign Person of the number of shares which such holder shall receive in such distribution and remind such holder of its obligations under this Article IX. If the Corporation shall determine in advance that no Withholding Tax shall be payable with respect to a distribution on the Series N Preferred Stock, the Corporation shall so notify each holder that is a Foreign Person no later than the Initial Deposit Notification Date and no payment shall be due hereunder with respect to such distribution. In the event that a holder of Shares of Series N Preferred Stock fails to make an Initial Deposit required to be made under this Article IX.A, the Corporation shall not be required to deliver to such holder the share certificates representing the dividends to which such Initial Deposit relates until such time as such holder remits the applicable payment to the Corporation. In the event the actual Withholding Tax with respect to any distribution differs from the amount of the Initial Deposit, the Corporation (in the case of any excess Initial Deposit) or the holder (in the case of any Initial Deposit deficiency (an "Initial Deposit Deficiency")) shall, no later than the fifth business day following the date of such distribution, pay such difference to the other. The Corporation shall not be required to deliver to any holder the share certificates representing the dividends with respect to, or effectuate any conversions of, any Series N Preferred Stock held by a holder at any time that such holder has failed to pay any Initial Deposit Deficiency (including, without limitation, any deficiency caused by a failure to make an Initial Deposit) due and payable hereunder unless the amount of such Initial Deposit Deficiency is then subject to a good faith dispute between the Corporation and the holder.

                  B. For purposes of this Article IX, the term Foreign Person means a person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any state or political subdivision thereof, or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

         IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President this 19th day of June, 1996.


                                        GEOTEK COMMUNICATIONS, INC.


                                        By: /s/ Yaron I. Eitan
                                            --------------------------------
                                            Yaron I. Eitan, President